UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):
July 28, 2015

United States Steel Corporation
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(Exact name of registrant as specified in its charter)

Delaware	1-16811	25-1897152
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(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Grant Street, Pittsburgh, PA	15219-2800
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(Address of principal executive offices)	(Zip Code)

(412) 433-1121
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(Registrant's telephone number,
including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item. 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

As part of its regular review of the corporate policies of United States Steel Corporation (the Corporation), on July 28, 2015, the Corporation’s Board of Directors approved and adopted certain amendments to the Corporation’s Code of Ethical Business Conduct (the Code). The amendments include expansion or additions of certain sections of the Code to clarify the Corporation’s policies regarding secure computing practices, export control laws, confidential information, insider trading, compliance with anti-corruption laws, and conflicts of interest. The amended Code also includes other administrative and non-substantive revisions.

The summary of the amendments to the Code included in this current report on Form 8-K is qualified in its entirety by reference to the full text of the Code, as amended, which can be found on the Corporation’s website at www.ussteel.com under “Investors – Corporate Governance.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION

By: /s/ Colleen M. Darragh__________
Colleen M. Darragh
Vice President and Controller

Dated: July 29, 2015